                                 EXHIBIT 99.14

                               [GRAPHICS OMITTED]

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-A


                       COMPUTATIONAL MATERIALS DISCLAIMER



The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-A                                           BALANCE: 23,812,216
FRIEDMAN BILLINGS RAMSEY                                             142 RECORDS

                                                                          WEIGHTED
                                                               WEIGHTED    AVERAGE
                                            CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                                # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
CURRENT PRINCIPAL BALANCE ($)  LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-----------------------------  -----  -------------  --------  --------  ---------  --------  --------
0.01 -- 50,000.00                  7     324,934.73      1.36     8.367        358     63.83       621
50,000.01 -- 100,000.00           33   2,507,295.07     10.53     7.857        349     82.56       636
100,000.01 -- 150,000.00          43   5,490,923.27     23.06     7.280        345     80.62       630
150,000.01 -- 200,000.00          22   3,910,460.65     16.42     7.308        358     79.65       633
200,000.01 -- 250,000.00          14   3,146,328.65     13.21     6.893        342     81.55       645
250,000.01 -- 300,000.00          10   2,713,935.34     11.40     7.101        358     74.07       654
300,000.01 -- 350,000.00           1     310,269.57      1.30     7.500        359     90.00       644
350,000.01 -- 400,000.00           4   1,486,710.79      6.24     7.244        359     79.30       704
400,000.01 -- 450,000.00           3   1,276,360.05      5.36     6.998        358     82.98       680
450,000.01 -- 500,000.00           2     935,368.35      3.93     7.246        358     85.09       613
550,000.01 -- 600,000.00           3   1,709,629.88      7.18     7.582        358     89.98       679
                               -----  -------------  --------  --------  ---------  --------  --------

Total:                           142  23,812,216.35    100.00     7.295        352     80.83       646
                               -----  -------------  --------  --------  ---------  --------  --------

Min: $39,971.77
Max: $577,502.35
Average: $167,691.66

                                                                     WEIGHTED
                                                          WEIGHTED    AVERAGE
                                       CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                           # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
CURRENT GROSS RATE        LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------------  -----  -------------  --------  --------  ---------  --------  --------
4.500 -- 4.999                1     278,773.82      1.17     4.750        358     42.61       644
5.500 -- 5.999                4     827,347.08      3.47     5.779        355     78.28       655
6.000 -- 6.499                8   1,333,780.00      5.60     6.148        357     81.79       665
6.500 -- 6.999               23   4,715,090.92     19.80     6.824        358     84.67       648
7.000 -- 7.499               38   6,982,081.52     29.32     7.159        347     78.38       646
7.500 -- 7.999               36   5,575,748.75     23.42     7.696        351     83.46       644
8.000 -- 8.499               19   3,068,451.43     12.89     8.170        353     80.82       646
8.500 -- 8.999                8     583,299.72      2.45     8.627        338     80.92       606
9.000 -- 9.499                2     246,963.62      1.04     9.085        358     64.23       607
9.500 -- 9.999                3     200,679.49      0.84     9.841        358     79.69       662
                          -----  -------------  --------  --------  ---------  --------  --------

Total:                      142  23,812,216.35    100.00     7.295        352     80.83       646
                          -----  -------------  --------  --------  ---------  --------  --------

Min: 4.750
Max: 9.880
Weighted Average:  7.295

                                                                     WEIGHTED
                                                          WEIGHTED    AVERAGE
                                       CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                           # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
FICO                      LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------------  -----  -------------  --------  --------  ---------  --------  --------
550 -- 574                   11   1,573,316.98      6.61     7.837        358     74.18       567
575 -- 599                   19   2,390,866.48     10.04     7.653        358     78.17       590
600 -- 624                   33   6,069,171.16     25.49     7.175        343     78.18       616
625 -- 649                   30   4,324,794.92     18.16     6.962        354     81.18       639
650 -- 674                   19   3,291,769.26     13.82     7.134        355     86.74       659
675 -- 699                   11   1,778,328.24      7.47     7.508        344     85.23       682
700 >=                       19   4,383,969.31     18.41     7.433        358     81.75       730
                          -----  -------------  --------  --------  ---------  --------  --------

Total:                      142  23,812,216.35    100.00     7.295        352     80.83       646
                          -----  -------------  --------  --------  ---------  --------  --------

Min: 553
Max: 790
NZ Weighted Average: 646


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A                                           BALANCE: 23,812,216
FRIEDMAN BILLINGS RAMSEY                                             142 RECORDS

                                                                    WEIGHTED
                                                         WEIGHTED    AVERAGE
                                      CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                          # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
ORIGINAL LTV             LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-----------------------  -----  -------------  --------  --------  ---------  --------  --------
0.00 -- 49.99                6     951,746.25      4.00     6.795        357     42.16       611
50.00 -- 54.99               3     341,415.53      1.43     8.259        359     52.50       650
55.00 -- 59.99               3     606,762.12      2.55     7.023        359     57.28       732
60.00 -- 64.99               1     119,901.64      0.50     7.000        357     64.86       601
65.00 -- 69.99               2     259,209.58      1.09     7.250        358     66.33       593
70.00 -- 74.99              10   1,633,659.42      6.86     7.027        327     71.95       619
75.00 -- 79.99              17   2,918,403.84     12.26     7.415        343     77.97       637
80.00 -- 80.00              28   4,376,120.22     18.38     7.358        358     80.00       656
80.01 -- 84.99               9   1,701,052.66      7.14     6.886        342     82.73       632
85.00 -- 89.99              23   3,520,288.45     14.78     7.350        355     85.96       625
90.00 -- 94.99              39   6,814,029.11     28.62     7.323        357     90.15       660
95.00 -- 99.99               1     569,627.53      2.39     8.130        358     95.00       708
                         -----  -------------  --------  --------  ---------  --------  --------

Total:                     142  23,812,216.35    100.00     7.295        352     80.83       646
                         -----  -------------  --------  --------  ---------  --------  --------

Min: 18.52
Max: 95.00
Weighted Average: 80.83
%>80: 52.94
%>90: 4.42
%>95: 0.00

                                                                   WEIGHTED
                                                        WEIGHTED    AVERAGE
                                     CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
ORIGINAL TERM (MONTHS)  LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  -------------  --------  --------  ---------  --------  --------
120                         1     207,200.00      0.87     7.130        119     70.00       610
180                         3     357,761.83      1.50     7.603        178     82.99       641
240                         2     232,763.03      0.98     7.963        239     80.35       648
360                       136  23,014,491.49     96.65     7.285        358     80.90       647
                        -----  -------------  --------  --------  ---------  --------  --------

Total:                    142  23,812,216.35    100.00     7.295        352     80.83       646
                        -----  -------------  --------  --------  ---------  --------  --------

Min: 120
Max: 360
Weighted Average: 354

                                                                           WEIGHTED
                                                                WEIGHTED    AVERAGE
                                             CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                                 # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
STATED REMAINING TERM (MONTHS)  LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------------------  -----  -------------  --------  --------  ---------  --------  --------
61 -- 120                           1     207,200.00      0.87     7.130        119     70.00       610
121 -- 180                          3     357,761.83      1.50     7.603        178     82.99       641
181 -- 240                          2     232,763.03      0.98     7.963        239     80.35       648
301 -- 360                        136  23,014,491.49     96.65     7.285        358     80.90       647
                                -----  -------------  --------  --------  ---------  --------  --------

Total:                            142  23,812,216.35    100.00     7.295        352     80.83       646
                                -----  -------------  --------  --------  ---------  --------  --------

Min: 119
Max: 359
Weighted Average: 352


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A                         BALANCE: 23,812,216
FRIEDMAN BILLINGS RAMSEY                           142 RECORDS

                                                       WEIGHTED
                                            WEIGHTED    AVERAGE
                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
FRM          # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
ARM         LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------  -----  -------------  --------  --------  ---------  --------  --------

Adjustable     93  16,459,717.43     69.12     7.200        358     81.41       644
Fixed          49   7,352,498.92     30.88     7.506        339     79.52       651
            -----  -------------  --------  --------  ---------  --------  --------

Total:        142  23,812,216.35    100.00     7.295        352     80.83       646
            -----  -------------  --------  --------  ---------  --------  --------

                                                        WEIGHTED
                                             WEIGHTED    AVERAGE
                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
              # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
PRODUCT      LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-----------  -----  -------------  --------  --------  ---------  --------  --------
ARM 2/28        93  16,459,717.43     69.12     7.200        358     81.41       644
Fixed 30 yr     43   6,554,774.06     27.53     7.496        358     79.60       653
Fixed 15 yr      3     357,761.83      1.50     7.603        178     82.99       641
Fixed 20 yr      2     232,763.03      0.98     7.963        239     80.35       648
Fixed 10 yr      1     207,200.00      0.87     7.130        119     70.00       610
             -----  -------------  --------  --------  ---------  --------  --------

Total:         142  23,812,216.35    100.00     7.295        352     80.83       646
             -----  -------------  --------  --------  ---------  --------  --------

                                                                        WEIGHTED
                                                             WEIGHTED    AVERAGE
                                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
PREPAYMENT PENALTY ORIGINAL   # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
  TERM (MONTHS)              LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
---------------------------  -----  -------------  --------  --------  ---------  --------  --------

0                               65  11,359,268.20     47.70     7.450        354     81.37       655
24                              43   7,018,985.86     29.48     6.964        358     81.85       635
36                              34   5,433,962.29     22.82     7.397        340     78.37       642
                             -----  -------------  --------  --------  ---------  --------  --------

Total:                         142  23,812,216.35    100.00     7.295        352     80.83       646
                             -----  -------------  --------  --------  ---------  --------  --------

Loans with Penalty: 52.30

                                                       WEIGHTED
                                            WEIGHTED    AVERAGE
                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
             # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
LIEN        LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------  -----  -------------  --------  --------  ---------  --------  --------
First Lien    142  23,812,216.35    100.00     7.295        352     80.83       646
            -----  -------------  --------  --------  ---------  --------  --------

Total:        142  23,812,216.35    100.00     7.295        352     80.83       646
            -----  -------------  --------  --------  ---------  --------  --------

                                                                       WEIGHTED
                                                            WEIGHTED    AVERAGE
                                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                             # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
DOCUMENTATION TYPE          LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------------------  -----  -------------  --------  --------  ---------  --------  --------
SI                            138  23,318,137.41     97.93     7.292        352     80.77       647
Stated Income/Stated Asset      4     494,078.94      2.07     7.427        337     83.33       610
                            -----  -------------  --------  --------  ---------  --------  --------

Total:                        142  23,812,216.35    100.00     7.295        352     80.83       646
                            -----  -------------  --------  --------  ---------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A                         BALANCE: 23,812,216
FRIEDMAN BILLINGS RAMSEY                           142 RECORDS

                                                                WEIGHTED
                                                     WEIGHTED    AVERAGE
                                  CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                      # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
LOAN PURPOSE         LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------------------  -----  -------------  --------  --------  ---------  --------  --------

Cashout Refinance      107  18,715,442.27     78.60     7.279        351     80.50       641
Purchase                21   3,327,788.82     13.98     7.382        358     84.10       689
Rate/Term Refinance     14   1,768,985.26      7.43     7.299        351     78.17       617
                     -----  -------------  --------  --------  ---------  --------  --------

Total:                 142  23,812,216.35    100.00     7.295        352     80.83       646
                     -----  -------------  --------  --------  ---------  --------  --------

                                                                   WEIGHTED
                                                        WEIGHTED    AVERAGE
                                     CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
PROPERTY TYPE           LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  -------------  --------  --------  ---------  --------  --------
Single Family Detached    122  20,067,322.49     84.27     7.224        351     81.15       637
Condominium                10   1,415,946.61      5.95     7.554        357     80.41       665
Duplex                      6   1,335,968.12      5.61     7.854        358     83.27       700
Quadruplex                  2     402,793.98      1.69     8.286        358     76.88       700
Triplex                     1     399,000.00      1.68     7.180        359     57.99       790
Row Home                    1     191,185.15      0.80     7.000        357     89.07       657
                        -----  -------------  --------  --------  ---------  --------  --------

Total:                    142  23,812,216.35    100.00     7.295        352     80.83       646
                        -----  -------------  --------  --------  ---------  --------  --------

                                                               WEIGHTED
                                                    WEIGHTED    AVERAGE
                                 CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                     # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
OCCUPANCY TYPE      LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------  -----  -------------  --------  --------  ---------  --------  --------
Owner-Occupied        122  20,224,107.81     84.93     7.174        351     81.35       638
Non-Owner Occupied     15   2,913,403.09     12.23     8.116        358     77.02       704
Second Home             5     674,705.45      2.83     7.346        358     81.49       645
                    -----  -------------  --------  --------  ---------  --------  --------

Total:                142  23,812,216.35    100.00     7.295        352     80.83       646
                    -----  -------------  --------  --------  ---------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A                         BALANCE: 23,812,216
FRIEDMAN BILLINGS RAMSEY                           142 RECORDS

                                                           WEIGHTED
                                                WEIGHTED    AVERAGE
                             CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                 # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
STATE           LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------  -----  -------------  --------  --------  ---------  --------  --------
New Jersey         22   5,656,090.97     23.75     7.530        355     80.81       679
Pennsylvania       19   2,261,643.33      9.50     7.817        346     82.78       645
North Carolina     15   2,064,354.26      8.67     7.415        358     80.36       626
Georgia            10   1,991,229.65      8.36     7.156        345     86.17       630
Arizona            11   1,891,151.82      7.94     6.697        357     85.34       643
Wisconsin           8   1,523,630.68      6.40     7.463        358     78.54       626
Maryland            4   1,195,865.44      5.02     6.056        358     74.60       669
Ohio                8   1,145,660.65      4.81     7.311        358     76.91       632
Florida             7     784,793.08      3.30     6.747        357     81.03       642
Virginia            4     651,978.61      2.74     7.178        266     80.51       645
Michigan            5     599,796.24      2.52     7.619        358     83.68       626
Delaware            3     484,712.32      2.04     7.030        357     76.55       638
Colorado            1     459,658.61      1.93     7.500        358     80.00       572
California          3     424,481.79      1.78     6.800        358     69.44       652
South Carolina      3     364,081.89      1.53     7.568        358     85.20       630
South Dakota        2     354,150.00      1.49     7.101        359     90.00       658
Minnesota           3     316,080.84      1.33     6.933        357     70.95       671
Nevada              1     270,000.00      1.13     6.740        359     83.85       643
Connecticut         2     247,175.24      1.04     7.011        358     85.86       626
Massachusetts       2     213,410.69      0.90     8.941        359     45.39       583
Washington          1     185,010.03      0.78     7.250        357     85.00       643
Nebraska            2     134,059.66      0.56     8.630        270     90.00       626
Idaho               1     126,398.94      0.53     7.130        359     73.98       598
North Dakota        1     116,349.74      0.49     6.750        358     85.00       648
New Mexico          1     114,842.74      0.48     7.990        358     94.58       596
Illinois            1     112,500.00      0.47     8.380        359     90.00       636
Iowa                1      65,588.67      0.28     7.750        358     52.09       654
Tennessee           1      57,520.46      0.24     7.875        357     80.00       653
                -----  -------------  --------  --------  ---------  --------  --------

Total:            142  23,812,216.35    100.00     7.295        352     80.83       646
                -----  -------------  --------  --------  ---------  --------  --------

Top 3 Zip Code: 8401(2.96696%),30252(2.42524%),7450(2.39217%)
Number of States: 28

                                                           WEIGHTED
                                                WEIGHTED    AVERAGE
                             CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                 # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
GROSS MARGIN    LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------  -----  -------------  --------  --------  ---------  --------  --------
6.500 -- 6.999     93  16,459,717.43    100.00     7.200        358     81.41       644
                -----  -------------  --------  --------  ---------  --------  --------

Total:             93  16,459,717.43    100.00     7.200        358     81.41       644
                -----  -------------  --------  --------  ---------  --------  --------

Min (>0): 6.500
Max: 6.500
Weighted Average (>0): 6.500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A                         BALANCE: 23,812,216
FRIEDMAN BILLINGS RAMSEY                           142 RECORDS

                                                                  WEIGHTED
                                                       WEIGHTED    AVERAGE
                                    CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                        # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
MINIMUM INTEREST RATE  LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
---------------------  -----  -------------  --------  --------  ---------  --------  --------
4.500 - 4.999              1     278,773.82      1.69     4.750        358     42.61       644
5.500 - 5.999              2     468,476.85      2.85     5.757        356     76.79       630
6.000 - 6.499              4     774,418.44      4.70     6.071        357     85.97       667
6.500 - 6.999             19   3,464,241.85     21.05     6.822        358     83.99       650
7.000 - 7.499             30   5,778,054.71     35.10     7.145        358     79.06       651
7.500 - 7.999             24   3,770,474.88     22.91     7.705        358     84.00       632
8.000 - 8.499              7   1,476,036.82      8.97     8.096        358     85.35       639
8.500 - 8.999              6     449,240.06      2.73     8.626        358     78.21       600
                       -----  -------------  --------  --------  ---------  --------  --------

Total:                    93  16,459,717.43    100.00     7.200        358     81.41       644
                       -----  -------------  --------  --------  ---------  --------  --------

Min (>0): 4.750
Max: 8.880
Weighted Average (>0): 7.196

                                                                   WEIGHTED
                                                        WEIGHTED    AVERAGE
                                     CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
MAXIMUM INTEREST RATE   LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
---------------------   -----  -------------  --------  --------  ---------  --------  --------
10.500 -- 10.999            1     278,773.82      1.69     4.750        358     42.61       644
11.500 -- 11.999            2     468,476.85      2.85     5.757        356     76.79       630
12.000 -- 12.499            4     774,418.44      4.70     6.071        357     85.97       667
12.500 -- 12.999           18   3,398,653.18     20.65     6.804        358     84.60       650
13.000 -- 13.499           30   5,778,054.71     35.10     7.145        358     79.06       651
13.500 -- 13.999           25   3,836,063.55     23.31     7.705        358     83.45       632
14.000 -- 14.499            7   1,476,036.82      8.97     8.096        358     85.35       639
14.500 -- 14.999            6     449,240.06      2.73     8.626        358     78.21       600
                        -----  -------------  --------  --------  ---------  --------  --------

Total:                     93  16,459,717.43    100.00     7.200        358     81.41       644
                        -----  -------------  --------  --------  ---------  --------  --------

Min (>0): 10.750
Max: 14.880
Weighted Average (>0): 13.200

                                                                       WEIGHTED
                                                            WEIGHTED    AVERAGE
                                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                             # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
INITIAL PERIODIC RATE CAP   LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------------------------   -----  -------------  --------  --------  ---------  --------  --------
3.000                          93  16,459,717.43    100.00     7.200        358     81.41       644
                            -----  -------------  --------  --------  ---------  --------  --------

Total:                         93  16,459,717.43    100.00     7.200        358     81.41       644
                            -----  -------------  --------  --------  ---------  --------  --------

Min (>0): 3.000
Max: 3.000
Weighted Average (>0): 3.000

                                                                          WEIGHTED
                                                               WEIGHTED    AVERAGE
                                            CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                                # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
SUBSEQUENT PERIODIC RATE CAP   LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------------   -----  -------------  --------  --------  ---------  --------  --------
1.500                             93  16,459,717.43    100.00     7.200        358     81.41       644
                               -----  -------------  --------  --------  ---------  --------  --------

Total:                            93  16,459,717.43    100.00     7.200        358     81.41       644
                               -----  -------------  --------  --------  ---------  --------  --------

Min (>0): 1.500
Max: 1.500
Weighted Average (>0): 1.500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.